UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2023

Date of reporting period:	January 1 , 2023 – December 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam INVESTMENTS
A Franklin Templeton Company

Putnam Variable Trust

Putnam VT International Value Fund

Annual report
12 | 31 | 23

Message from the Trustees

February 7, 2024

Dear Shareholder:

With the new year comes new beginnings. We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments.

With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund, while monitoring changing market conditions. The following pages provide an update on your fund.

Thank you for investing with Putnam.

Performance summary (as of 12/31/23)

Investment objective

Capital growth with current income as its secondary objective

Net asset value December 31, 2023

Class IA: $11.93	Class IB: $11.76

Annualized total return at net asset value (as of 12/31/23)

	Class IA shares	Class IB shares	MSCI EAFE Value
	(1/2/97)	(4/6/98)	Index (ND)
1 year	19.08%	18.68%	18.95%
5 years	9.96	9.70	7.08
10 years	4.14	3.88	3.16
Life of fund	5.56	5.32	5.15

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

All MSCI indices are provided by MSCI.

MSCI makes no warranties and shall have no liability with respect to any MSCI data reproduced herein. No further redistribution or use is permitted. This report is not prepared or endorsed by MSCI. Important data provider notices and terms available at www.franklintempletondatasources.com. You cannot invest directly in an index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

Putnam VT International Value Fund 1

Report from your fund’s managers

How was the investing environment during the 12-month reporting period ended December 31, 2023?

International value stocks posted solid gains for the period but were challenged by macroeconomic issues. In the first half of the period, high inflation, rising interest rates, and the ongoing Russia-Ukraine War contributed to a risk-averse investing environment. Also, while China’s lifting of Covid restrictions sparked optimism, the nation’s economy struggled to recover.

Central banks around the globe continued to raise interest rates early in the year, but in the second half of the period, data showed inflation easing in the U.S. and throughout the eurozone. Central banks around the world paused on tightening, suggesting they may pivot on policy, in our view. Sentiment wavered periodically as investors sought more clarity on the timing of interest-rate cuts.

How did Putnam VT International Value Fund perform in this environment?

For the 12-month reporting period, the fund’s IA shares returned 19.08%, outperforming the fund’s benchmark, the MSCI EAFE Value Index [ND], which returned 18.95%.

What were some holdings that helped fund performance relative to the benchmark during the reporting period?

The top contributor to relative performance was Mitsubishi Corporation, a Japan-based global trading company. The stock was boosted by Mitsubishi’s significant exposure to the commodities trade — iron ore, copper, aluminum — as well as to oil and gas. Its share price gained as commodities prices climbed during the period. The company also embarked on a progressive shareholder return policy, declaring an attractive dividend and share buyback program.

Another portfolio highlight was Renesas, a semiconductor company that benefited from a strong automotive end market, one of its largest sources of revenue. Also, its pricing and margins were more resilient than expected for end markets that are in their down cycles, and it managed its inventory levels well, in our view.

Could you discuss some stocks that detracted from the fund’s performance during the reporting period?

One notable detractor was Prudential, a British multinational insurance company. Prudential’s largest growth driver is the Hong Kong life insurance market. The stock struggled in the period due to a late and slower-than-expected reopening of China’s economy post-pandemic. Investors have been skeptical about sales opportunities in this environment.

Alstom, a French rail transport manufacturer, was also a detractor from relative performance. In the 2023 fourth quarter, the company pre-announced results that fell well short of market expectations. It was the result of an inventory build from over-purchasing and unexpected delays in key commuter train contracts. The company described it as a transitory issue, but nonetheless, the market was caught by surprise.

As the fund begins a new fiscal year, what is your outlook?

The outlook for international equities is mixed, in our view. Japanese equities rerated significantly in 2023 as corporate governance reform and a greater focus on balance sheet efficiency and shareholder returns boosted sentiment. The debate continues around the Bank of Japan policy stance around yield curve control and interest-rate moves, as it has lagged other central banks in this regard. This has continued to weigh on the currency, making Japanese exporters more competitive, in our view.

Meanwhile in Europe, economic trends are diverging as the more manufacturing-exposed economies, like Germany, lag while the southern, more services-exposed countries lead. Financials have rallied more recently, similar to U.S. peers, but are still at historically low valuations despite resilient earnings trends. We believe the broadening of conflict in the Middle East will inject uncertainty into the markets, weighing on investor sentiment.

More broadly, China has continued to deliver growth-negative headlines with Xi’s renewed crackdown on corruption, which historically has been a headwind to growth as government and business leaders act increasingly cautious. Meanwhile, consumer sentiment and property market concerns remain with implications for global consumer product and commodity demand, in our view.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/23 to 12/31/23. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/22*	0.90%	1.15%
Annualized expense ratio for the six-month
period ended 12/31/23†	0.88%	1.13%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/23		ended 12/31/23
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.56	$5.85	$4.48	$5.75
Ending value
(after
expenses)	$1,056.70	$1,054.70	$1,020.77	$1,019.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/23. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Putnam VT International Value Fund 3

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT International Value Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4 Putnam VT International Value Fund

The fund’s portfolio 12/31/23

COMMON STOCKS (95.7%)*	Shares	Value

Aerospace and defense (1.2%)
BAE Systems PLC (United Kingdom)	92,173	$1,304,053
		1,304,053
Air freight and logistics (1.3%)
Deutsche Post AG (Germany)	30,182	1,495,088
		1,495,088
Automobile components (0.9%)
Magna International, Inc. (Canada)	17,454	1,031,262
		1,031,262
Automobiles (1.2%)
Yamaha Motor Co., Ltd. (Japan)	155,400	1,382,817
		1,382,817
Banks (17.4%)
AIB Group PLC (Ireland)	571,873	2,447,032
ANZ Group Holdings, Ltd. (Australia)	131,450	2,315,845
BNP Paribas SA (France)	31,949	2,213,649
CaixaBank SA (Spain)	273,143	1,123,954
DNB Bank ASA (Norway)	50,648	1,076,001
HSBC Holdings PLC (United Kingdom)	383,914	3,100,907
ING Groep NV (Netherlands)	248,686	3,722,878
Mizuho Financial Group, Inc. (Japan)	38,780	663,263
Sumitomo Mitsui Financial Group, Inc. (Japan)	64,500	3,141,802
		19,805,331
Beverages (2.1%)
Asahi Group Holdings, Ltd. (Japan)	18,700	696,026
Coca-Cola Europacific Partners PLC (Spain)	25,862	1,726,030
		2,422,056
Broadline retail (1.0%)
Pan Pacific International Holdings Corp. (Japan)	45,400	1,080,500
		1,080,500
Building products (1.3%)
Cie de Saint-Gobain SA (France)	20,148	1,489,870
		1,489,870
Capital markets (5.1%)
Partners Group Holding AG (Switzerland)	1,128	1,630,835
Quilter PLC (United Kingdom)	390,374	511,631
UBS Group AG (Switzerland)	117,439	3,647,511
		5,789,977
Chemicals (0.7%)
LANXESS AG (Germany)	24,362	762,681
		762,681
Construction and engineering (2.5%)
Vinci SA (France)	22,370	2,809,520
		2,809,520
Construction materials (1.8%)
CRH PLC (Ireland)	30,227	2,083,006
		2,083,006
Consumer staples distribution and retail (1.8%)
Koninklijke Ahold Delhaize NV (Netherlands)	46,960	1,348,338
Seven & i Holdings Co., Ltd. (Japan)	17,000	673,286
		2,021,624
Diversified REITs (0.9%)
Mirvac Group (Australia) R	708,887	1,003,982
		1,003,982
Diversified telecommunication services (4.1%)
Deutsche Telekom AG (Germany)	71,708	1,722,016
Nippon Telegraph & Telephone Corp. (Japan)	1,959,500	2,392,338
Telstra Group, Ltd. (Australia)	177,206	477,475
		4,591,829
Electric utilities (1.8%)
Fortum OYJ (Finland)	31,011	450,026
SSE PLC (United Kingdom)	66,507	1,568,965
		2,018,991

COMMON STOCKS (95.7%)* cont.	Shares	Value

Financial services (1.1%)
ORIX Corp. (Japan)	65,700	$1,231,006
		1,231,006
Food products (1.5%)
Ajinomoto Co., Inc. (Japan)	30,100	1,163,248
Kerry Group PLC Class A (Ireland)	5,565	482,652
		1,645,900
Health care equipment and supplies (1.3%)
Hoya Corp. (Japan)	11,800	1,467,556
		1,467,556
Hotels, restaurants, and leisure (0.8%)
Compass Group PLC (United Kingdom)	31,662	865,161
		865,161
Household durables (2.5%)
Cairn Homes PLC (Ireland)	539,765	786,971
Panasonic Holdings Corp. (Japan)	74,900	734,393
Sony Group Corp. (Japan)	13,500	1,279,188
		2,800,552
Industrial conglomerates (2.8%)
Siemens AG (Germany)	16,592	3,112,163
		3,112,163
Insurance (8.2%)
ASR Nederland NV (Netherlands)	39,747	1,879,466
AXA SA (France)	70,550	2,302,954
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	3,535	1,463,830
Prudential PLC (United Kingdom)	139,554	1,570,979
QBE Insurance Group, Ltd. (Australia)	213,160	2,149,462
		9,366,691
Machinery (1.7%)
Alstom SA (France)	35,636	479,869
MinebeaMitsumi, Inc. (Japan)	68,200	1,395,277
		1,875,146
Metals and mining (2.6%)
Anglo American PLC (London Exchange)
(United Kingdom)	50,695	1,272,100
Glencore PLC (United Kingdom)	274,622	1,647,523
		2,919,623
Multi-utilities (1.9%)
Veolia Environnement SA (France)	68,447	2,161,909
		2,161,909
Oil, gas, and consumable fuels (8.0%)
BP PLC (United Kingdom)	361,646	2,137,153
Shell PLC (United Kingdom)	96,961	3,150,184
Suncor Energy, Inc. (Canada)	64,834	2,077,056
TotalEnergies SE (France)	24,437	1,659,968
		9,024,361
Passenger airlines (1.1%)
Qantas Airways, Ltd. (voting rights) (Australia) †	329,436	1,201,027
		1,201,027
Personal care products (0.9%)
Unilever PLC (United Kingdom)	21,552	1,043,563
		1,043,563
Pharmaceuticals (4.9%)
AstraZeneca PLC (United Kingdom)	13,482	1,815,801
Sanofi SA (France)	36,953	3,663,572
		5,479,373
Semiconductors and semiconductor equipment (1.6%)
Renesas Electronics Corp. (Japan) †	100,200	1,798,290
		1,798,290
Specialty retail (1.2%)
JD Sports Fashion PLC (United Kingdom)	638,125	1,348,644
		1,348,644
Textiles, apparel, and luxury goods (0.4%)
Asics Corp. (Japan)	15,900	495,987
		495,987

Putnam VT International Value Fund 5

COMMON STOCKS (95.7%)* cont.	Shares	Value

Tobacco (0.9%)
Imperial Brands PLC (United Kingdom)	42,851	$984,709
		984,709
Trading companies and distributors (5.8%)
Ashtead Group PLC (United Kingdom)	13,219	915,951
Ferguson PLC (United Kingdom)	6,920	1,327,292
ITOCHU Corp. (Japan)	37,000	1,510,315
Mitsubishi Corp. (Japan)	180,600	2,876,512
		6,630,070
Wireless telecommunication services (1.4%)
KDDI Corp. (Japan)	20,200	641,312
Vodafone Group PLC (United Kingdom)	1,080,361	938,482
		1,579,794

Total common stocks (cost $88,468,163)		$108,124,112

		Principal
		amount/
SHORT-TERM INVESTMENTS (4.6%)*		shares	Value

Putnam Short Term Investment Fund
Class P 5.53% L	Shares	4,985,615	$4,985,615
State Street Institutional U. S. Government
Money Market Fund, Premier Class 5.32% P
	Shares	130,000	130,000
U.S. Treasury Bills 5.428%, 2/22/24		$100,000	99,257
Total short-term investments (cost $5,214,854)			$5,214,872

Total investments (cost $93,683,017)			$113,338,984

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2023 through December 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $112,937,384.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	22.5%	Switzerland	4.7%
Japan	21.8	United States	4.5
France	14.8	Canada	2.7
Germany	7.6	Spain	2.5
Australia	6.3	Norway	1.0
Netherlands	6.1	Other	0.4
Ireland	5.1	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/23 (aggregate face value $32,816,375)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/24	$324,994	$302,094	$22,900
	British Pound	Sell	3/20/24	2,567,224	2,543,791	(23,433)
	Canadian Dollar	Sell	1/17/24	316,435	305,407	(11,028)
	Danish Krone	Buy	3/20/24	159,346	155,751	3,595
	Euro	Sell	3/20/24	778,020	762,043	(15,977)
	Israeli Shekel	Buy	1/17/24	164,956	160,522	4,434
	Japanese Yen	Buy	2/21/24	490,194	465,060	25,134
	Singapore Dollar	Buy	2/21/24	36,832	35,775	1,057
	Swedish Krona	Buy	3/20/24	700,073	674,654	25,419
	Swiss Franc	Buy	3/20/24	27,202	26,273	929
Barclays Bank PLC
	Hong Kong Dollar	Buy	2/21/24	36,706	36,657	49
	Israeli Shekel	Buy	1/17/24	115,616	108,893	6,723
	Singapore Dollar	Buy	2/21/24	125,077	121,442	3,635
Citibank, N.A.
	Australian Dollar	Buy	1/17/24	403,464	397,076	6,388
	British Pound	Sell	3/20/24	737,027	728,703	(8,324)
	Canadian Dollar	Sell	1/17/24	818,339	789,373	(28,966)
	Danish Krone	Buy	3/20/24	540,420	528,276	12,144
	Swiss Franc	Buy	3/20/24	850,343	821,268	29,075

6 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/23 (aggregate face value $32,816,375) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	1/17/24	$203,846	$189,490	$14,356
	Singapore Dollar	Buy	2/21/24	1,390,810	1,370,511	20,299
HSBC Bank USA, National Association
	British Pound	Sell	3/20/24	1,106,305	1,093,354	(12,951)
	Canadian Dollar	Sell	1/17/24	348,366	336,245	(12,121)
	Euro	Sell	3/20/24	1,797,774	1,760,162	(37,612)
	Hong Kong Dollar	Buy	2/21/24	169,940	169,712	228
	Norwegian Krone	Buy	3/20/24	182,349	171,606	10,743
	Swedish Krona	Buy	3/20/24	253,022	243,684	9,338
	Swiss Franc	Buy	3/20/24	68,545	66,176	2,369
JPMorgan Chase Bank N.A.
	Euro	Sell	3/20/24	516,244	505,627	(10,617)
	Hong Kong Dollar	Buy	2/21/24	982,870	981,664	1,206
	New Zealand Dollar	Buy	1/17/24	161,773	151,203	10,570
	Swiss Franc	Buy	3/20/24	151,949	146,725	5,224
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/17/24	188,370	175,003	13,367
	British Pound	Sell	3/20/24	318,783	315,251	(3,532)
	Czech Koruna	Buy	3/20/24	141,336	140,011	1,325
	Euro	Buy	3/20/24	1,980,485	1,948,875	31,610
	Japanese Yen	Buy	2/21/24	367,765	336,284	31,481
	Norwegian Krone	Buy	3/20/24	240,746	225,896	14,850
	Swedish Krona	Buy	3/20/24	940,078	909,297	30,781
NatWest Markets PLC
	Australian Dollar	Buy	1/17/24	222,389	206,604	15,785
	British Pound	Buy	3/20/24	111,701	115,857	(4,156)
	Swedish Krona	Buy	3/20/24	503,020	484,540	18,480
	Swiss Franc	Buy	3/20/24	1,516,858	1,465,063	51,795
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/24	3,000	2,788	212
	British Pound	Sell	3/20/24	791,092	782,048	(9,044)
	Canadian Dollar	Sell	1/17/24	294,998	284,702	(10,296)
	Hong Kong Dollar	Buy	2/21/24	923,228	922,065	1,163
	Israeli Shekel	Buy	1/17/24	452,572	426,326	26,246
	Japanese Yen	Buy	2/21/24	568,983	541,001	27,982
	Norwegian Krone	Buy	3/20/24	10,027	9,429	598
	Swedish Krona	Buy	3/20/24	26,791	25,813	978
	Swiss Franc	Buy	3/20/24	313,485	302,792	10,693
Toronto-Dominion Bank
	British Pound	Sell	3/20/24	416,331	411,596	(4,735)
	Canadian Dollar	Sell	1/17/24	271,597	262,121	(9,476)
	Euro	Buy	3/20/24	357,008	363,789	(6,781)
	Japanese Yen	Sell	2/21/24	701,542	666,094	(35,448)
	Swedish Krona	Buy	3/20/24	344,453	331,809	12,644
	Swiss Franc	Buy	3/20/24	377,477	364,577	12,900
UBS AG
	Canadian Dollar	Sell	1/17/24	621,775	600,088	(21,687)
	Hong Kong Dollar	Buy	2/21/24	320,123	320,410	(287)

Putnam VT International Value Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/23 (aggregate face value $32,816,375) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	British Pound	Sell	3/20/24	$648,787	$639,624	$(9,163)
	Canadian Dollar	Sell	1/17/24	301,112	290,560	(10,552)
	Euro	Sell	3/20/24	844,239	822,939	(21,300)
	Swiss Franc	Buy	3/20/24	2,041,609	1,973,906	67,703
Unrealized appreciation						586,408
Unrealized (depreciation)						(307,486)
Total						$278,922

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$—	$6,171,623	$—
Consumer discretionary	1,031,262	7,973,661	—
Consumer staples	1,726,030	6,391,822	—
Energy	2,077,056	6,947,305	—
Financials	—	36,193,005	—
Health care	—	6,946,929	—
Industrials	—	19,916,937	—
Information technology	—	1,798,290	—
Materials	—	5,765,310	—
Real estate	—	1,003,982	—
Utilities	—	4,180,900	—
Total common stocks	4,834,348	103,289,764	—
Short-term investments	130,000	5,084,872	—
Totals by level	$4,964,348	$108,374,636	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$278,922	$—
Totals by level	$—	$278,922	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of assets and liabilities
12/31/23

Assets
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $88,697,402)	$108,353,369
Affiliated issuers (identified cost $4,985,615) (Note 5)	4,985,615
Foreign currency (cost $27,088) (Note 1)	27,120
Dividends, interest and other receivables	194,244
Foreign tax reclaim	140,643
Receivable for shares of the fund sold	370,986
Unrealized appreciation on forward currency contracts (Note 1)	586,408
Total assets	114,658,385

Liabilities
Payable for shares of the fund repurchased	1,067,607
Payable for compensation of Manager (Note 2)	64,027
Payable for custodian fees (Note 2)	6,398
Payable for investor servicing fees (Note 2)	12,386
Payable for Trustee compensation and expenses (Note 2)	50,337
Payable for administrative services (Note 2)	1,565
Payable for distribution fees (Note 2)	15,163
Unrealized depreciation on forward currency contracts (Note 1)	307,486
Collateral on certain derivative contracts, at value (Notes 1 and 8)	130,000
Other accrued expenses	66,032
Total liabilities	1,721,001

Net assets	$112,937,384

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$90,973,238
Total distributable earnings (Note 1)	21,964,146
Total — Representing net assets applicable to capital shares outstanding	$112,937,384

Computation of net asset value Class IA
Net assets	$39,214,381
Number of shares outstanding	3,288,129
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.93

Computation of net asset value Class IB
Net assets	$73,723,003
Number of shares outstanding	6,270,386
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.76

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 9

Statement of operations
Year ended 12/31/23

Investment income
Dividends (net of foreign tax of $296,435)	$3,503,272
Interest (including interest income of $151,213 from investments in affiliated issuers) (Note 5)	159,500
Securities lending (net of expenses) (Notes 1 and 5)	18,959
Total investment income	3,681,731

Expenses
Compensation of Manager (Note 2)	693,111
Investor servicing fees (Note 2)	70,303
Custodian fees (Note 2)	29,426
Trustee compensation and expenses (Note 2)	4,338
Distribution fees (Note 2)	157,784
Administrative services (Note 2)	3,344
Auditing and tax fees	55,121
Other	31,931
Total expenses	1,045,358

Expense reduction (Note 2)	(179)
Net expenses	1,045,179

Net investment income	2,636,552

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,396,536
Foreign currency transactions (Note 1)	(7,447)
Forward currency contracts (Note 1)	(125,198)
Total net realized gain	1,263,891
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	12,819,487
Assets and liabilities in foreign currencies	8,111
Forward currency contracts	227,905
Total change in net unrealized appreciation	13,055,503

Net gain on investments	14,319,394

Net increase in net assets resulting from operations	$16,955,946

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/23	12/31/22
Increase (decrease) in net assets
Operations:
Net investment income	$2,636,552	$2,278,756
Net realized gain (loss) on investments and foreign currency transactions	1,263,891	(2,082,061)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	13,055,503	(6,009,369)
Net increase (decrease) in net assets resulting from operations	16,955,946	(5,812,674)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(615,446)	(725,594)
Class IB	(917,862)	(988,630)
Net realized short-term gain on investments
Class IA	—	(432,202)
Class IB	—	(654,311)
Net realized long-term gain on investments
Class IA	—	(706,665)
Class IB	—	(1,069,822)
Increase from capital share transactions (Note 4)	12,021,565	10,198,351
Total increase (decrease) in net assets	27,444,203	(191,547)
Net assets:
Beginning of year	85,493,181	85,684,728
End of year	$112,937,384	$85,493,181

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 11

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/23	$10.19	.31	1.61	1.92	(.18)	—	(.18)	$11.93	19.08	$39,214.88		2.79	15
12/31/22	11.52	.29	(1.03)	(.74)	(.23)	(.36)	(.59)	10.19	(6.70)	33,090	.92[e]	2.91	11
12/31/21	10.35	.27	1.29	1.56	(.25)	(.14)	(.39)	11.52	15.28	36,527.87		2.41	15
12/31/20	10.44	.20	.09	.29	(.25)	(.13)	(.38)	10.35	4.23	33,437.94		2.28	17
12/31/19	9.47	.29	1.55	1.84	(.30)	(.57)	(.87)	10.44	20.44	35,693.92		2.96	15
Class IB
12/31/23	$10.06	.28	1.58	1.86	(.16)	—	(.16)	$11.76	18.68	$73,723	1.13	2.53	15
12/31/22	11.37	.26	(1.00)	(.74)	(.21)	(.36)	(.57)	10.06	(6.81)	52,403	1.17[e]	2.67	11
12/31/21	10.23	.24	1.27	1.51	(.23)	(.14)	(.37)	11.37	14.94	49,158	1.12	2.14	15
12/31/20	10.32	.18	.08	.26	(.22)	(.13)	(.35)	10.23	3.94	36,020	1.19	2.06	17
12/31/19	9.36	.26	1.54	1.80	(.27)	(.57)	(.84)	10.32	20.22	32,572	1.17	2.70	15

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Includes one-time proxy cost of 0.02%.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Value Fund

Notes to financial statements 12/31/23

Unless otherwise noted, the “reporting period” represents the period from January 1, 2023 through December 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
PAC	The Putnam Advisory Company, LLC, an affiliate of
Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam
Management
Putnam Management	Putnam Investment Management, LLC, the fund’s
manager, an indirect wholly-owned subsidiary of
Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
OTC	over-the-counter

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as certain foreign currency transactions, warrants, futures, options, and swap contracts, for both hedging and non-hedging purposes. For example, the fund typically uses foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as

Putnam VT International Value Fund 13

significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $92,876 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s

14 Putnam VT International Value Fund

federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20,385 to increase undistributed net investment income and $20,385 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,489,912
Unrealized depreciation	(6,621,244)
Net unrealized appreciation	18,868,668
Undistributed ordinary income	2,770,272
Undistributed long-term gains	324,846
Cost for federal income tax purposes	$94,749,238

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 24.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.690% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management, PIL, and PAC, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly- owned subsidiary of Putnam Holdings), PIL (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings), and PAC (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management, the sub-management contract for the fund between Putnam Management and PIL, and the sub-advisory contract for the fund among Putnam Management, PIL, and PAC that were in place for the fund before the Transaction. However, Putnam Management, PIL, and PAC continue to provide uninterrupted services with respect to the fund pursuant to new investment management, sub-management, and sub-advisory contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024. The terms of the new investment management, sub-management, and sub-advisory contracts are substantially similar to those of the previous investment management, sub-management, and sub-advisory contracts, and the fee rates payable under the new investment management, sub-management, and sub-advisory contracts are the same as the fee rates under the previous investment management, sub-management, and sub-advisory contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$26,133
Class IB	44,170
Total	$70,303

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $179 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $88, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Putnam VT International Value Fund 15

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$24,522,606	$14,321,426
U.S. government securities
(Long-term)	—	—
Total	$24,522,606	$14,321,426

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/23		Year ended 12/31/22		Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	520,832	$5,752,201	396,864	$3,930,270	2,706,687	$29,597,095	3,227,059	$32,294,702
Shares issued in connection with
reinvestment of distributions	57,198	615,446	172,955	1,864,461	86,346	917,862	254,481	2,712,763
	578,030	6,367,647	569,819	5,794,731	2,793,033	30,514,957	3,481,540	35,007,465
Shares repurchased	(535,756)	(5,934,149)	(495,292)	(4,996,606)	(1,733,235)	(18,926,890)	(2,592,943)	(25,607,239)
Net increase	42,274	$433,498	74,527	$798,125	1,059,798	$11,588,067	888,597	$9,400,226

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/22	Purchase cost	Sale proceeds	Investment income	12/31/23
Short-term investments
Putnam Cash Collateral Pool, LLC*	$—	$12,248,793	$12,248,793	$29,716	$—
Putnam Short Term Investment Fund
Class P**	1,381,053	30,180,250	26,575,688	151,213	4,985,615
Total Short-term investments	$1,381,053	$42,429,043	$38,824,481	$180,929	$4,985,615

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

16 Putnam VT International Value Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$32,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$586,408	Payables	$307,486
Total		$586,408		$307,486

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(125,198)	$(125,198)
Total	$(125,198)	$(125,198)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$227,905	$227,905
Total	$227,905	$227,905

Putnam VT International Value Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$83,468	$10,407	$47,607	$34,655	$22,678	$17,000	$123,414	$86,060	$67,872	$25,544	$—	$67,703	$586,408
Total Assets	$83,468	$10,407	$47,607	$34,655	$22,678	$17,000	$123,414	$86,060	$67,872	$25,544	$—	$67,703	$586,408
Liabilities:
Forward currency contracts#	50,438	—	37,290	—	62,684	10,617	3,532	4,156	19,340	56,440	21,974	41,015	307,486
Total Liabilities	$50,438	$—	$37,290	$—	$62,684	$10,617	$3,532	$4,156	$19,340	$56,440	$21,974	$41,015	$307,486
Total Financial and Derivative
Net Assets	$33,030	$10,407	$10,317	$34,655	$(40,006)	$6,383	$119,882	$81,904	$48,532	$(30,896)	$(21,974)	$26,688	$278,922
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$119,882	$—	$—	$—	$—	$—
Net amount	$33,030	$10,407	$10,317	$34,655	$(40,006)	$6,383	$—	$81,904	$48,532	$(30,896)	$(21,974)	$26,688
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$130,000	$—	$—	$—	$—	$—	$130,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT International Value Fund	Putnam VT International Value Fund 19

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $357,331 as a capital gain dividend with respect to the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $3,799,666, or $0.40 per share (for all classes of shares). Taxes paid to foreign countries were $296,435, or $0.03 per share (for all classes of shares).

20 Putnam VT International Value Fund

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
7,043,427	197,430	495,962

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
7,030,409	199,360	507,050

At the meeting, a new Sub-Advisory Contract for your fund between Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
6,991,935	223,678	521,206

All tabulations are rounded to the nearest whole number.

Putnam VT International Value Fund 21

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy* Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Mortgage Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

22 Putnam VT International Value Fund

*Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

†Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2023, there were 105 funds in the Putnam family of funds, including 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of the 105 funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 127 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Putnam VT International Value Fund 23

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Kelley Hunt (Born 1984)	Denere P. Poulack (Born 1968)
Vice President and Assistant Treasurer	AML Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2023	Since 2023	and Assistant Treasurer
Director, Financial Reporting, Putnam Holdings	Manager, U.S. Financial Crime Compliance,	Since 2004
Franklin Templeton
James F. Clark (Born 1974)		Janet C. Smith (Born 1965)
Vice President and Chief Compliance Officer	Martin Lemaire (Born 1984)	Vice President, Principal Financial
Since 2016	Vice President and Derivatives Risk Manager	Officer, Principal Accounting Officer,
Chief Compliance Officer, Putnam Management	Since 2022	and Assistant Treasurer
and Putnam Holdings	Risk Manager and Risk Analyst,	Since 2007
	Putnam Management	Head of Fund Administration Services, Putnam
Michael J. Higgins (Born 1976)		Holdings and Putnam Management
Vice President, Treasurer, and Clerk	Alan G. McCormack (Born 1964)
Since 2010	Vice President and Derivatives Risk Manager	Stephen J. Tate (Born 1974)
	Since 2022	Vice President and Chief Legal Officer
Jonathan S. Horwitz (Born 1955)	Head of Quantitative Equities and Risk,	Since 2021
Executive Vice President, Principal Executive	Putnam Management	General Counsel, Putnam Holdings, Putnam
Officer, and Compliance Liaison		Management, and Putnam Retail Management
Since 2004

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

24 Putnam VT International Value Fund

Other important information

Proxy voting

The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfoliosecurities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisors	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110		Jane E. Trust
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund 25

This report has been prepared for the shareholders
of Putnam VT International Value Fund.	ANVT111 335876 2/24

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2023	$44,518	$ —	$7,960	$ —
December 31, 2022	$40,075	$ —	$9,242	$ —

For the fiscal years ended December31, 2023 and December 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $368,092 and $251,253 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2023	$ —	$360,132	$ —	$ —
December 31, 2022	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2024